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                                                                EXHIBIT 23.11

LEGAL EXPERT'S CONSENT

We consent to the reference to our firm under the heading "Business--Government Regulation" in the Registration Statement of AmeriPath, Inc. on Form S-1.


/s/ Baker & Daniels


BAKER & DANIELS
Indianapolis, Indiana

September 22, 1997